Bitcoin Shop, Inc.

Corporate Presentation

(OTCQB: BTCS)

October 2014

Safe Harbor

The following presentation is an outline of matters for informational purposes only. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities of Bitcoin Shop, Inc. ("Bitcoin Shop", "BTCS", "we" or "us").

While we believe the information provided herein is reliable, as of the date hereof, neither Bitcoin Shop nor any of its affiliates, subsidiaries, directors, officers, employees, agents or consultants (i) makes any representation or warranty as to the accuracy or completeness of the information contained in this document, (ii) undertakes any obligation to update any information contained herein, except to the extent required by applicable law, or (iii) takes any responsibility under any circumstances for any loss or damage suffered as a result of any omission, inadequacy, or inaccuracy in this document, except to the extent required by applicable law. The following presentation is intended as a summary only, contains selected information and does not purport to be all-inclusive or to contain all of the information that may be relevant to a decision to invest in our securities. You should not rely upon this document in evaluating the merits of investing in our securities. Any decision with respect to an investment in our securities should be made based solely upon appropriate examination of our business, including an examination of our filings with the Securities and Exchange Commission ("SEC") and the "Risk Factors" contained therein.

The following presentation contains statements, estimates, forecasts and projections with respect to future performance and events, which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent and belief or current expectations of Bitcoin Shop and its affiliates and subsidiaries and their respective management teams. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, without limitation, those detailed in our filings with the SEC. Neither Bitcoin Shop nor any of its affiliates undertakes any obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

This document does not constitute and should not be interpreted as either a recommendation or advice, including investment, financial, legal, tax, regulatory or accounting advice. You should conduct your own independent investigation as to the economic, financial, regulatory, tax and accounting implications of an investment in Bitcoin Shop's securities, and you should consult your own attorney, business advisor, accounting and tax advisor for legal, business, accounting, regulatory or tax advice regarding an investment in Bitcoin Shop.

Bitcoin Shop files annual, quarterly and current reports, and other information with the SEC. Our filings with the SEC contain important information regarding Bitcoin Shop, its business, financial condition, results of operations and prospects. You should assume that information contained in any of our filings with the SEC is only accurate as of the date specified in such filings. Our business, financial condition, results of operations and prospects may have changed materially since any such date. You are advised to carefully review the description of our business and the "Risk Factors" set forth in our Annual Report filed on Form 10-K filed with the SEC on March 28, 2014.

Summaries of documents contained herein and in our filings with the SEC may not be complete and are qualified in their entirety by reference to the complete text of such document. In making an investment decision, you must rely on your own examination of these documents and such additional due diligence as you deem appropriate. We have not authorized any other person to provide you with information that is different from the information contained in our filings with the SEC. If anyone provides you with different or inconsistent information, you should not rely on it.

Our filings with the SEC are available to the public on, and may be reviewed at, the SEC's website http://www.sec.gov and on Bitcoin Shop's web site (www.bitcoinshop.us).

You may also read and copy any document that Bitcoin Shop files with the SEC at the SEC's Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

Table of Contents

Investment Highlights

- Bitcoin Shop, Inc. ("Bitcoin Shop") is an early mover in the digital currency ecosystem and one of first U.S. publicly traded companies in the space
- We plan to build a digital currency ecosystem by using ecommerce as an on-ramp. We have partnered with 5 key digital currency companies to utilize their technologies and services and have made strategic investments in 4 of the 5: GoCoin, Gem, Expresscoin and Coin Outlet
- Bitcoin Shop's beta ecommerce business offers over **2 million** products and utilizes its "***Intelligent Shopping Engine***" to find consumers competitive prices on products from over **85** retailers
- Bitcoin Shop does not have inventory or a logistics chain but rather leverages its vendors' resources
- Digital currency acceptance and regulatory guidance indicates the potential for an increase in opportunities within the industry
- Management team offers the right combination of capital markets experience, industry expertise, and business leadership

Bitcoin Shop, Inc.

Digital Currency Industry Overview

Bitcoin Ecosystem

Peer-to-Peer Decentralized Worldwide Network



What is Bitcoin? Bitcoin is the most mature cryptocurrency

What is a cryptocurrency? A cryptocurrency is a type of digital currency that relies on cryptography, peer-to-peer networking, and decentralization

Universal

bitx, CIRCLE, coinbase, COINIFY, coinplug, KORBIT

Mining



- HashMasterTech
- BitFury
- CLOUDHASHING
- COINTERRA
- HashFast
- KnCMiner

Exchanges



- BITFINEX (INVEST IN THE FUTURE)
- BITSTAMP
- BTCChina
- OKCOIN

Wallets



- Gem
- BitGo
- ARMORY
- xapo
- BLOCKCHAIN
- MULTIBIT

Payment Processors



- GOCOIN (International Payments Platform)
- bitpay
- BIPS
- Coinkite

ATMs and Financial Services



- expresscoin
- COINOUTLET
- COINFIRMA
- freshpay
- cryptex
- LAMASSU (BITCOIN VENTURES)

Potential Market Cap. Disruption by Bitcoin

Market Cap (billions)

Processors	Market Cap
Visa Inc	$128.3
American Express Co	$87.1
MasterCard Inc	$80.8
Capital One Financial Corp	$45.1
Discover Financial Services	$28.6
Alliance Data Systems Corp	$13.0
Total System Services Inc	$5.4
Global Payments Inc	$4.9
Euronet Worldwide Inc	$2.4
Heartland Payment Systems Inc	$1.8
Green Dot Corp	$0.8
Total	**$398.2**

Securities Exchange	Market Cap
CME Group Inc	$26.6
Intercontinental Exchange Services Inc	$22.9
NASDAQ OMX Group Inc	$6.8
Total	**$56.3**

Trust/Escrow	Market Cap
M&T Bank Corp	$15.7
Associated Banc-Corp	$2.6
Private Bancorp Inc	$2.2
Total	**$20.5**

Payment Hardware	Market Cap
MICROS Systems Inc	$5.3
Ingenico	$5.0
NCR Corp	$4.8
Verifone Systems Inc	$3.4
Diebold Inc	$2.1
Wincor Nixdorf AG	$1.4
Outerwall Inc	$1.0
Agilysis Inc	$0.2
On Track Innovations Ltd	$0.1
Total	**$23.3**

Bank Software	Market Cap
Fiserv Inc	$15.5
Fidelity National Information Services Inc	$15.2
Jack Henry & Associates Inc	$4.4
ACI Worldwide	$2.0
Total	**$37.1**

Money Transmitters / ATM	Market Cap
Western Union Co	$8.2
Cardtronics Inc	$1.5
MoneyGram International Inc	$0.7
Xoom Corp	$0.7
Total	**$11.1**

Source: Wedbush Securities, Capital IQ, as of October 13, 2014



$547 Billion
$500
$400
$300
$200
$100
$-
Securities Exchange
Payment Hardware
Trust / Escrow
Money Transmitters / ATM
Processors
Market Cap

Bitcoin Adoption is Rapidly Accelerating

User Wallets (1)



4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
-
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14

Cumulative Trading Volume (bitcoins) (2)



100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
0
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14

Est. Merchants Accepting Bitcoins (3)



80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14

# of Transactions on Blockchain (4)



600,000
500,000
400,000
300,000
200,000
100,000
-
Oct-09
Feb-10
Jun-10
Oct-10
Feb-11
Jun-11
Oct-11
Feb-12
Jun-12
Oct-12
Feb-13
Jun-13
Oct-13
Feb-14
Jun-14
Oct-14

Source: 1. blockchain.info, bitcoinpulse.com; 2. bitcoinity.com; 3. blockchain.info, CoinDesk.com, Bitpay; 4. bitcoinity.com, as of 10/7/2014

Industry Should Favor Ecosystem Providers


Ecosystem Providers
Aggregate Solution Providers
Growth Ceiling
Single Solution Providers May Hit Growth Ceiling
Wallets, Exchanges, Processors, Mining, Financial Services
Growth
Time

Venture Capital Landscape

Investment Distribution



Exchanges 12%
Payment Processors 11%
Financial Services 15%
Wallets 24%
Mining Hardware 19%
Universal 19%

Sector	Total Invested (millions)
Payment Processors	$38.2
Exchanges	$41.1
Financial Services	$54.3
Mining Hardware	$68
Universal	$66.4
Wallets	$84.5
Total	**$352.5**

Source: CoinDesk.com, as of 10/10/2014

Early Stage VC Industry Comparison



Bitcoin vs. Early Internet VC Investment (millions)
$350
$300
$250
$200
$150
$100
$50
$0
$92
$290
$250
2013 Bitcoin
2014 Bitcoin Run Rate
1995 Internet

Source: CoinDesk.com, as of 10/7/2014

VC Trend Summary

- Number of investments in universal companies in Q3 is up over 2x from Q2 2014
- 2014 VC investment projected to surpass early internet investments
- Six new countries added their first VC-backed bitcoin startup in Q3 2014

Source: CoinDesk.com, as of10/7/2014

Notable Industry Comparables

Company	Type	Recent Investment Size	Valuation / Market Cap
Vogogo Inc.[1] (TSXV: VGO)	Financial Services	$8.5 million	$118 million
Digital CC Ltd.[2] (ASX: DCC)	Mining	$8 million	$28.5 million
Bitpay[3]	Payment Processor	$30 million	$160 million
Xapo[4]	Wallet	$40 million	Not Disclosed
Blockchain[5]	Wallet	$30.5 million	Not Disclosed
BitGo[6]	Wallet	$12 million	Not Disclosed
Coinbase[7]	Universal	$25 million	$125 million
Circle[8]	Universal	$17 million	Not Disclosed

Source:

1. *TSXV – Market Cap as of October 10, 2014 (http://web.tmxmoney.com/quote.php?qm_symbol=VGO)*
2. *ASX – Market Cap as of October 13, 2014 (http://www.digitalbtc.com/share-capital/)*
3. *Wall Street Journal – May 13, 2104 (http://online.wsj.com/news/articles/SB10001424052702303851804579558383014468104)*
4. *CoinDesk.com – July 8, 2014 (http://www.coindesk.com/xapo-sets-40-million-fundraising-record-bitcoin-industry/)*
5. *CoinDesk.com – October 7, 2014 (http://www.coindesk.com/blockchain-grow-further-closing-30-5-million-funding-round/)*
6. *TechCrunch – June 6, 2014 (http://techcrunch.com/2014/06/16/bitgo-raises-12m-led-by-redpoint-for-multi-signature-bitcoin-wallets-services/)*
7. *TechCrunch – December 12, 2013 (http://blogs.wsj.com/digits/2013/12/12/andreessen-boosts-bitcoins-legitimacy/)*
8. *Wall Street Journal Blog – March 26, 2014 (http://blogs.marketwatch.com/thetell/2014/03/26/bitcoin-company-circle-raises-17-million-launches-consumer-product/)*

Digital Currency Acceptance

- Financial services and technology industry leaders such as Bank of America and IBM are applying for patents and issuing guidance as economic opportunities in the digital currency sector rise
- Financial Crimes Enforcement Network ("FinCEN") has issued guidance on several topics and New York State financial regulators have proposed regulation on the use and ownership of digital currencies
- In March 2014 the IRS stated that digital currency is to be treated as property for U.S. federal tax purposes

Companies Accepting Digital Currency	Revenue (billion)
Dell	$57
DISH	$14
Systemax Inc. (Tiger Direct)	$3.4
Overstock	$1.4
1-800-FLOWERS	$0.8
Zynga	$0.7
Digital River	$0.4
AirBaltic	$0.4
Total	**$78**

Source: Capital IQ, airBaltic.com, as of 10/10/2014

Digital Currency Landscape

Currencies are typically compared using common categories describing the total value and capacity of each specific currency at their fullest designed utilization

Coin	Market Cap USD	USD Exchange Rate	Total Supply	Features
Bitcoin (BTC)	$4,419,533,131	$330.84	13,358,400	First and largest currency
Ripple (XRP)	$136,231,802	$0.004699	28,989,252,282	Centralized model, distributed vs. mining
Litecoin (LTC)	$123,816,863	$3.79	32,707,588	Follows Bitcoin model, mining much faster
BitSharesX	$55,892,344	$0.027948	1,999,883,512	Supports market pegged or individual assets
DogeCoin (DOGE)	$27,448,043	$0.000292	93,909,132,527	Typically smaller transaction sizes
Nxt (NXT)	$24,992,327	$0.0024992	999,997,096	First nationally sponsored currency, (Cyprus)

Source: Coinmarketcap.com, as of: 10/7/2014

Bitcoin Shop, Inc.

Corporate Overview

Consumer Education & Adoption: "The Challenge"

Current User Experience

- Misperception of what Bitcoin is and can do
- Limited ways to enter ecosystem
- Uncertain and unknown risks



Exchange
Wallet
Block Chain
ATM
Average "Joe"
Use Case
QR Code
Cold Storage
Private Key
Commerce

Optimal User Experience

- Mass adoption will be driven by:
  - Increased education and awareness
  - Simple user interfaces
  - Value-added use cases



One Access Point
Wallet
ATM
Commerce
Use Case
Cold Storage
Private Key
Exchange
QR Code
Block Chain

Building a Universal Ecosystem: “The Solution”


PAYMENT PROCESSOR
GOCOIN
ECOMMERCE
BitcoinShop.US
WALLET
Gem
BTCS
FINANCIAL SERVICES
expresscoin
MINING
HashMasterTech
ATM
COINOUTLET

Strategic Partnerships

Company	Description	Rationale
Lead Investor – Series A Board Seat* GOCOIN International Payments Platform	• Leading international digital currency payment platform • Processes Bitcoin, Litecoin and Dogecoin • Recently signed deal with Paypal	• Received integration and development support for our 2.0 site • Established key industry relationship
Lead Investor – Bridge Round Advisor / Board Seat * expresscoin	• Digital currency exchange with multiple payment options	• Integration should offer quick time-to-market with integrated exchange service • Established key industry relationship
Syndicate Investor – Series A Gem	• Secure, cloud wallet storage technology • State-of-the-art, white label • API access	• Integration should offer fast time-to-market with integrated multi-sig/currency wallet service • Dedicated integration and development support for our anticipated wallet • Established key industry relationship
Partner HashMasterTech BITCOIN DATACENTER	• Digital currency mining data center • Data Center operates BTCS' mining equipment	• Potential for larger-scale data center operators to mine digital currency and generate strong returns • State-of-the-art facility with low cost power and staff with strong mining equipment experience
Lead Investor – Seed round COINOUTLET	• Digital Currency ATM manufacturer • Plans to operate a worldwide ATM Kiosk network • Option to increase ownership	• Has agreement with Locant to place ATM Kiosks at 100,000 locations • Integration should lower BTCS customer acquisition cost

** Have right to advisor role or board seat but have not yet formally completed appointment.*

Corporate Structure


Bitcoin Shop, Inc.
(Nevada)
Minority Investments
100%
100%
~2% (1)
0.83% -9.8% (2)
Bitcoinshop.us LLC
(Maryland)
BTCS Acquisition Corp.
(Nevada)
GoCoin LLC
(Delaware)
Express Technologies, Inc.
(Delaware)
Bitvault, Inc.
Gem Platform
(Delaware)
Coin Outlet Inc.
(Delaware)

- Formed to capitalize on acquisition opportunities
- Focus areas include:
  - Offer products which are not typically offered online
  - Technologies that are complementary to our business strategy
  - Diversify our revenue stream
  - Provide on-ramps for new users

1. *Bitcoin Shop received an option (the "EC Option") to invest up to $1 million on or before October 24, 2014 at the same valuation and terms as its original investment. If the EC Option is exercised in full, Bitcoin Shop would own approximately 13% of Express Technologies Inc. Bitcoin Shop has the option to exercise its EC Option in bitcoins in lieu of USD.*
2. *Bitcoin Shop received: (i) a warrant to purchase an additional16,668 shares at $6.0 per share which expires on January 15, 2015, and (ii) an option to execute a share exchange in one or more transactions for 75,488 shares of Coin Outlet Inc. in exchange for up to an aggregate of 3.5 million newly issued shares of Bitcoin Shop. The option will automatically exercise on August 16, 2015 unless a material adverse effect has occurred. If the warrant and the option are exercised in full Bitcoin Shop would own 9.8% of Coin Outlet Inc.*

Key Accomplishments

2013

- **June 28** Company Founded
- **September 1** Website Launched
- **January 13** Management Team Joins
- **February 5 & 6** Begins Trading as a Public Company & Raised $1.875M
- **February 13** BTCS.com Purchased
- **March 26** Strategic and Lead Investor in GoCoin LLC
- **April 1** Marcum appointed as Independent Public Accounting Firm
- **April 3** Dogecoin & Litecoin Accepted
- **May 9** Strategic Investor in BitVault Inc. (Gem)
- **July 10** Strategic and Lead Investor in Express Technologies, Inc.
- **September 16** Partnership established with Hashmaster Tech, LLC.
- **October 1** Lead Investor in Coin Outlet Inc.

2014

Growth Strategy & Timeline


Time
Development
Customer Acquisition
Monetization
BTCS

Development Phase: focus on R&D and build robust and scalable enterprise grade ecommerce platform as an on ramp for customer acquisition

- Completely rebuilt our enterprise grade fully scalable e-commerce platform from the ground up
  - 2M+ products
  - GUI redesign
  - *"Intelligent Shopping Engine"*
- Integrate new service offerings
- Develop single account ecosystem access

Customer Acquisition Phase: focus on growing user base

- Drive site traffic and new users
- Deliver additional products and services designed to broaden engagement across our customer base
- Leverage strategic partners to reduce customer acquisition costs

Monetization Phase: focus on monetizing user base

- Generate revenue from other service offerings
- Leverage mining operations to generate revenue and drive growth
- Grow top and bottom line while maintaining lower fixed costs through scalable business model

Capitalization Table

Equity Cap Table*	Shares	% Basic	% Diluted
Common Shares			
Public Float	52,913,312	34.5%	32.6%
Founders & Management	100,273,923	65.5%	61.7%
Total Common	**153,187,235**	**100.0%**	**94.3%**
Preferred Stock (as converted)			
Series C Preferred	2,200,000		1.4%
Total Preferred	**2,200,000**		**1.4%**
Warrants			
Warrants (Strike @ $1.00, Expire 2/6/2017)**	875,000		0.5%
Total Warrants	**875,000**		**0.5%**
Options (Unvested)			
Founders & Management (Strike @ $0.50)	6,201,472		3.8%
Total Issued (Unvested) Options	**6,201,472**		**3.8%**
Total Diluted	**162,463,708**		**100.0%**

**As of 10/1/2014*

*** During the 3rd quarter the Company exchanged 1,000,000 warrants for 100,000 shares of common stock*

Management Team

Charles Allen, *Chief Executive Officer, Chief Financial Officer, and Chairman of the Board of Directors*

- Responsible for overall corporate strategy and direction as well as managing corporate finances
- Extensive experience in business strategy, investment banking, investing and capital markets transactions
- Strong engineering background with experience in the compound semiconductor field
- B.S. in Mechanical Engineering, Lehigh University, M.B.A. Mason School of Business at the College of William & Mary

Michal Handerhan, *Chief Operating Officer, Co-Founder and Director*

- Supports business and R&D strategy across the management team
- Team leader for the National Aeronautics and Space Administration ("NASA") in their Peer Review Services group and web 2.0 developer at NASA's Goddard Space Flight Center
- President and CEO of Meesha Media Group, LLC, delivering high-definition video services, web development, database management, and social media solutions
- B.S. in Computer Science, Czech Technical University

Tim Sidie, *Lead Programmer, and Co-Founder*

- Leading our technology development and platform architecture
- Software Engineer II at the Space Telescope Science Institute supporting Hubble Space Telescope and James Webb Space Telescope projects
- Software Engineer at NASA's Goddard Space Flight Center for the Direct Readout Laboratory, building software for earth observing satellite systems
- B.S. in Computer Science, Ursinus College

Charlie Kiser Jr., *Chief Marketing Officer*

- Responsible for our corporate marketing and business development strategy
- 15 years in management and C-level roles in marketing, sales, business development and operations
- Highlights include Chief Operating Officer for 60 Degrees Pharmaceuticals, Director of Sales and Business Development for Apiphany Inc., Vice President of Sales and Business Development for FortiusOne Inc./GeoIQ, Venture Mentor for AccelerateDC, the Washington, DC Economic Partnership Mentorship Program
- B.S./B.A in Finance, West Virginia University

Bitcoin Shop, Inc.

Ecommerce Business Overview

U.S. Ecommerce Market Overview

- Ecommerce represented only 6% of total U.S. retail sales in 2012 leaving significant growth opportunities
- Electronics and apparel/accessories estimated to account for approximately 46% of U.S. ecommerce sales by 2016
- Books, movies and videos forecasted to grow at 16.3% CAGR through 2017
- Large retail categories like auto and food/beverage have lower sales online indicating room for growth

Source: "US Retail Ecommerce: 2013 Forecast and Comparative Estimates", eMarketer

U.S. Online Retail Forecast (billions)


$157
$176
$197
$218
$240
$259
$279
2009
2010
2011
2012
2013
2014
2015

Source: Forrester Research, Inc.

U.S. Online Sales by Category


30%
25%
19%
12%
5%
4%
3%
2%
Consumer electronics and appliances
Apparel
Media, toys, and games
Food and drink
Furniture and homeware
Beauty and personal care
Home improvement and home care
Other

Source: ATKearney The 2013 Global Retail Ecommerce Index™

Current Challenges for Ecommerce Shoppers

Why isn't online shopping easier?

- Shoppers typically have to manage multiple accounts
- Searching for great prices can be time consuming
- Not all online vendors can be trusted
- Search engine price quotes aren't all inclusive

The Opportunity

Category	Average Spread	Max Spread
 Books	8.30%	47.42%
 Video Games	5.65%	23.66%
 Cell Phones	5.02%	19.01%
 TVs	2.67%	11.40%
 Toys	2.37%	12.83%
 Recreational Equipment	1.42%	12.76%
 Home Improvement	1.44%	7.94%
 Beauty	2.57%	13.65%
 Food/Cooking	1.30%	5.01%
 Footwear	0.53%	3.21%

We believe this sample data is representative of the total population of products we plan to sell. Data was randomly sampled using a 99% confidence level with an 8% confidence interval and only applying spread to products with three or more vendors and whose prices were newer than May 1, 2014.

The Solution – "*Intelligent Shopping Engine*"

1 We search retailers you ***TRUST***



2 We find the ***BEST DEALS***


PRICE SHIPPING TOTAL
BIG BOX I $100 $15 $115
BIG BOX II $95 $10 $105
BIG BOX III $120 FREE $120
BIG BOX ...
INTELLIGENT
SHOPPING

3 We make sure you're ***HAPPY!***




TESTING
BETA
TESTING

1. **We search over 85 retailers**
   - You spend less time searching site to site
   - You count on top name retailers you know and trust
2. **Our "*Intelligent Shopping Engine*" finds the best deal**
3. **We oversee fulfillment to ensure a smooth shopping experience**
   - We provide customer service
   - We oversee product delivery and satisfaction

The User Experience



› My Account › My Wishlist (1 item) › Checkout › Log Out › Support
Current BTC rate: $354.9800
Bitcoin - B
Bitcoin Shop
All Categories
Search the entire store here...
0 item(s) - B0.0000
ELECTRONICS OFFICE PRODUCTS PERSONAL HOME ENTERTAINMENT AUTO & INDUSTRIAL SPORTS
Home > Crosley - Corded Kettle Classic Desk Phone - Black
Crosley - Corded Kettle Classic Desk Phone - Black
This classic desk phone features a 1930s European design that captures the sophisticated look of yesterday. A mechanical bell in the base incorporates the original phone's design into today's contemporary model.
Retailer | Price | Tax | Shipping | Processing Fee | Total
ToysRUs | B0.1087 | B0.0065 | B0.0136 | 3% | B0.1321
Best Buy | B0.1359 | B0.0082 | B0.0136 | 0% | B0.1577
Brookstone | B0.1358 | B0.0081 | B0.0136 | 3% | B0.1616
NORDSTROM | B0.1360 | B0.0082 | B0.0136 | 3% | B0.1619
drugstore.com | B0.1630 | B0.0098 | B0.0136 | 3% | B0.1913
Qty: 1
Add Best Price to Cart
Add to Wishlist



Bitcoin - B
Bitcoin - BTC
Dogecoin - XDG
Litecoin - LTC

Site wide currency selector

INTELLIGENT SHOPPING ENGINE

RUNS IN REAL TIME

Add Best Price to Cart

Add to wish list



TESTING
BETA
TESTING

Intelligent Shopping Offers Universal Benefits

Digital Currencies

bitcoin ACCEPTED HERE
litecoin ACCEPTED HERE
dogecoin ACCEPTED HERE

- Enable fast and secure payments
- Offer lower transaction fees
- Eliminate charge backs
- New currencies may fuel customer growth
- International growth potential
- Improved Customer Service options offered

Traditional Payments (Coming Soon)

MasterCard
VISA
AMERICAN EXPRESS
DISCOVER

- Major credit cards should greatly expand customer base
- Consumer pays fee for using credit card
  - Value add to consumer still anticipated due to product spread
- Goals:
  - Convert users to adopt digital currencies over time
  - Increase conversions at checkout
- Certain areas of Customer Service handled by vendors

COMING SOON

Ecommerce Vendor Growth Initiatives



Product Source
On-Going Discussions
Applying
Expanding
Higher
Typical Margin
Lower
Manufacturers and Exclusives
Drop Shippers
Affiliate Programs
Estimated Sales & Products Offered

"Intelligent Shopping Engine"



PRICE SHIPPING TOTAL
BIG BOX I $100 $15 $115
BIG BOX II $95 $10 $105
BIG BOX III $120 FREE $120
BIG BOX ...
INTELLIGENT SHOPPING

Near Term Marketing Initiatives

- Focus on leveraging ecommerce platform as on ramp to drive mass digital currency adoption
- Leverage social media to target shoppers and influencers in technology, finance, ecommerce and digital currency audiences
- SEO/PPC firm engaged to optimize site traffic and drive customer acquisition and conversions
- Partnerships with vendors in consumer shopping categories that are trending upward – Internet of Things, Smart Home
- Crossover shoppers from Kickstarter/Crowdfunded product partnerships should drive site traffic and conversions



Consumer
Investor
Consumer & Investor

Ecommerce Business Goal


DESIGN THE E-COMMERCE
REVOLUTION

Summary

- Bitcoin Shop is an early mover in the digital currency ecosystem and one of first U.S. publicly traded companies in the space
- We plan to build a digital currency ecosystem by using ecommerce as an on-ramp. We have partnered with 5 key digital currency companies to utilize their technologies and services and have made strategic investments in 4 of the 5: GoCoin, Gem, Expresscoin and Coin Outlet
- Bitcoin Shop's beta ecommerce business offers over **2 million** products and utilizes its "***Intelligent Shopping Engine***" to find consumers competitive prices on products from over **85** retailers
- Bitcoin Shop does not have inventory or a logistics chain but rather leverages its vendors' resources
- Digital currency acceptance and regulatory guidance indicates the potential for an increase in opportunities within the industry
- Management team offers the right combination of capital markets experience, industry expertise, and business leadership

Contact Info

Charles Allen
Chief Executive Officer

Investor Contact Info
ir@bitcoinshop.us
(202) 430-6576